Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Commonwealth Biotechnologies, Inc. (the “Company”) on Form 10-Q for the Quarter ending September 30, 2011 as filed with the Securities and Exchange Commission on                     , 2011 (the “Report”), I, Vincent McNelley, Acting Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 14, 2011	/s/ Vincent McNelley
Vincent McNelley
Acting Principal Financial Officer and Acting Principal Accounting Officer